                                                                   EXHIBIT 10.24


                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into effective the 31st day of July, 2000, by and among THE CHASE MANHATTAN BANK, successor by merger to CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, f/k/a TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Lender"), with its office at 201 E. Main, El Paso, Texas 79901, HELEN OF TROY L.P., a Texas limited partnership, with its principal office at 1 Helen of Troy Plaza, El Paso, Texas 79912 ("Borrower"), HELEN OF TROY LIMITED, a Bermuda corporation ("Limited"), with its principal office at 1 Helen of Troy Plaza, El Paso, Texas 79912, HOT NEVADA, INC., a Nevada corporation, with its principal office at 1325 Airmotive Drive, Suite 130, Reno, Nevada 89502, HELEN OF TROY LIMITED, a Barbados corporation, with its principal office at P.O. Box 36, Belmont House, Belmont Road,
St. Michael, Barbados, West Indies, HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, with its principal office at 1 Helen of Troy Plaza, El Paso, Texas 79912, and HELEN OF TROY TEXAS CORPORATION, a Texas corporation, with its principal office at 1 Helen of Troy Plaza, El Paso, Texas 79912 (collectively "Guarantors") for the purpose of amending and supplementing that one certain Loan Agreement dated as of December 31, 1996, among Lender, Borrower, Limited and HELEN OF TROY TEXAS CORPORATION, as amended by an Amendment to Loan Agreement dated effective July 31, 1997, and by a Second Amendment to Loan Agreement dated effective July 31, 1998 (the "Loan Agreement"). Capitalized terms used, but not otherwise defined, in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

         WHEREAS, Borrower has requested Lender to (i) reinstate the committed revolving line of credit, (ii) reinstate the Revolving Credit Loan Note, and
(iii) amend the financial covenants to delete the Consolidated Net Worth requirement, and to add a fixed charge coverage ratio, (iv) reinstate the original provisions regarding Letters of Credit, amending the pricing to be consistent with the pricing on the Revolving Credit Loan, and (v) extend the period in which Borrower may request loans under the reinstated revolving line of credit, all in accordance with the terms of this Amendment, which Lender is willing to do upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby agree as follows:

         1. GENERAL. All references in the Loan Agreement to a Borrowing, Commitment, Commitment Period, Revolving Credit Loan Note, and other terms indicating a committed facility, which were deleted in the Second Amendment to Loan Agreement, dated effective July 31, 1998, are hereby reinstated.

         2. ADVANCE PERIOD. The Commitment Period as used in the Loan Agreement is hereby extended to July 31, 2001.

         3. LETTERS OF CREDIT. Paragraph 6 of the Second Amendment is deleted in its entirety, and Section 2.01.1 of the Loan Agreement is reinstated and amended to read as follows:

                           2.01.1 Letters of Credit. In the event that during the Commitment Period Lender shall agree to issue on Borrower's account letters of credit ("Letters of Credit"), as defined in Chapter 5 of the Texas Uniform Commercial Code - Letters of Credit, then Borrower agrees as aforesaid that (i) the available principal balance of the Revolving Credit Loan shall be reduced by the aggregate amount of all Letters of Credit outstanding from time to time; (ii) outstanding Letters of Credit shall never exceed in the aggregate at any time the sum of $3,000,000.00, and (iii) no Letter of Credit shall have an expiry date later than July 31, 2001.

                  Borrower agrees to pay to Lender a fee for issuing Letters of Credit equal to the face amount of the Letter of Credit times the Fee Percentage per annum (prorated based on the term of the Letter of Credit to be issued) determined in accordance with the chart set forth below, and Borrower further agrees that should Lender be required to fund all or any part of any Letter of Credit on behalf of Borrower, any such funding shall be simultaneously charged to the Revolving Credit Loan, subject to all of the terms and conditions of this Agreement.


CONSOLIDATED INDEBTEDNESS TO
CONSOLIDATED EBITDA RATIO                  FEE PERCENTAGE PER ANNUM
----------------------------               ------------------------
      Under 1.00x                                   1.00%

     1.00x to 1.25x                                 1.10%

     1.26x to 1.50x                                 1.25%

     1.51x to 1.75x                                 1.40%

     1.76x to 2.00x                                 1.55%

     2.01x to 2.25x                                 1.70%

     2.26x to 2.50x                                 1.85%

     2.51x to 2.75x                                 2.05%

     2.76x to 4.0x                                  2.25%


         4. CONSOLIDATED NET WORTH Section 8.01 of the Loan Agreement requiring Limited to maintain a Minimum Consolidated Net Worth is hereby deleted in its entirety.

         5. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Limited shall maintain a ratio of Consolidated EBITDA to Consolidated Fixed Charges of at least 1.25 to 1.0, on a rolling four-quarter basis, measured at the end of each fiscal quarter beginning with the fiscal quarter ending November 30, 2000, and every three months thereafter. For the purposes of this covenant, the following meanings shall apply:

                  Consolidated EBITDA. The term "Consolidated EBITDA" shall mean for any period the sum of Consolidated Net Earnings (as defined in the Loan Agreement), plus the total of (a) non-cash expenses, such as depreciation and amortization, (b) interest expense, and (c) federal income tax expenses, for Limited and its Subsidiaries, all determined in accordance with generally accepted accounting principles.

                  Consolidated Fixed Charges. The term "Consolidated Fixed Charges shall mean for any period the total of all Fixed Charges of Lender and its Subsidiaries, and "Fixed Charges" shall mean for each such entity the sum of scheduled principal payments (excluding voluntary prepayments), plus interest expense, plus capital expenditures (not funded by loan proceeds), plus dividends/distributions made to equity owners (other than dividends/distributions for the payment of federal income taxes).

         6. CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED EBITDA. Limited shall maintain a ratio of Consolidated Indebtedness (as defined in the Loan Agreement), to Consolidated EBITDA of not greater



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

than 4.0 to 1.0, on a rolling four-quarter basis, measured at the end of each fiscal quarter beginning with the fiscal quarter ending November 30, 2000, and every three months thereafter.

         7. LIMITATION ON USE. The proceeds of the Line of Credit shall not be used to acquire the stock or assets of any Person unless there is a firm commitment from another lender to provide the funds to pay off Lender within thirty (30) days of the Advance; provided, that Borrower shall have the right to purchase stock of Limited.

         8. CONTINUED VALIDITY. Except as expressly provided in this Amendment, all terms, conditions, representations, warranties, and covenants contained in the Loan Agreement, shall remain in full force and effect, and are hereby confirmed and acknowledged by Borrower.

         9. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be fully effective as an original, and all of which together shall constitute one and the same instrument.

         10. DISCLOSURE. As of the date hereof, there is no fact known to Borrower which Borrower has not disclosed to Lender in writing, that materially and adversely affects or in the future may (as far as Borrower can now foresee) materially and adversely affect the business, operations, properties, prospects or conditions, financial or otherwise, of Borrower or any of its affiliates. Borrower shall immediately notify the Lender in writing in the event any such fact or facts become known during the term of the Loan Agreement, as herein amended.

         11. CONDITIONS. This Amendment shall not be effective unless and until the Lender shall have received this Amendment and all such other agreements, documents or instruments necessary or required by Lender in connection with the transactions contemplated by this Amendment, all duly executed.

         12. NO DEFAULT. Borrower represents and warrants to Lender (after giving effect to the terms and conditions of this Amendment), that there exists on this day no Event of Default, as that term is defined in the Loan Agreement, and no event which, with notice or lapse of time or both, would become an Event of Default.

         13. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that all of the representations and warranties set forth in the Loan Agreement (after giving effect to the terms and conditions of this Amendment), are true and correct on and as of the date of this Amendment as if made on and as of such date.

         14. EVENT OF DEFAULT. It is understood and agreed by Borrower that an Event of Default shall exist if any representation, warranty or covenant made or deemed made by Borrower in this Amendment, in the Loan Agreement (including all amendments and supplements thereto), or in any document or exhibit attached thereto or referred to therein, shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

         15. CONSTRUCTION. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with and governed by, the laws of the State of Texas, except as federal law may apply.

         16. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided,



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

however, that Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

         17. OTHER TERMS. Except as expressly provided herein, all of the terms and conditions of the Loan Agreement and the Guaranty (collectively, the "Loan Documents"), and any and all other documents described in or executed in connection with the Loan Documents shall continue in full force and effect and are hereby reaffirmed. It is expressly understood and agreed that if there are inconsistencies between or among the Loan Documents, the terms of the Loan Agreement, as amended, shall prevail.

         THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                       HELEN OF TROY L.P., A
                                       Texas limited partnership

                                       By:  Helen of Troy Nevada Corporation
                                            General Partner


                                            By: /s/ RUSSELL G. GIBSON
                                               ---------------------------------
                                               Russell G. Gibson
                                               Senior Vice President-Finance and
                                               Chief Financial Officer

                                                                        BORROWER

                                       HELEN OF TROY LIMITED, a Bermuda
                                       corporation


                                       By: /s/ RUSSELL G. GIBSON
                                          --------------------------------------
                                          Russell G. Gibson
                                          Senior Vice President-Finance and
                                          Chief Financial Officer


                                       HELEN OF TROY LIMITED
                                       a Barbados corporation


                                       By: /s/ Russell G. Gibson
                                          --------------------------------------
                                          Russell G. Gibson
                                          Senior Vice President-Finance,
                                          Chief Financial Officer, and Treasurer

                                       HOT NEVADA, INC. a Nevada corporation


                                       By:
                                          --------------------------------------
                                          Gary B. Abromovitz
                                          President, Treasurer and Secretary


                                       HELEN OF TROY NEVADA CORPORATION
                                       a Nevada corporation


                                       By: /s/ RUSSELL G. GIBSON
                                          --------------------------------------
                                          Russell G. Gibson
                                          Senior Vice President--Finance and
                                          Chief Financial Officer


                                       HELEN OF TROY TEXAS CORPORATION
                                       a Texas corporation


                                       By: /s/ RUSSELL G. GIBSON
                                          --------------------------------------
                                          Russell G. Gibson
                                          Senior Vice President--Finance,
                                          Chief Financial Officer, and Treasurer


                                                                      GUARANTORS


                                       THE CHASE MANHATTAN BANK


                                       By: /s/ RUBEN HERNANDEZ
                                          --------------------------------------
                                          Ruben Hernandez
                                          Vice President

                                                                          LENDER



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